                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


        Bermuda                          000-49887                980363970
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                                N/A
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (246) 421-9471


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      The Securities and Exchange Commission recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures (the "Regulations"). The Regulations became effective March 28, 2003. Subsequent to its last fiscal year ended but prior to the effective date of the Regulations, Nabors Industries Ltd. (the "Company") filed a Current Report on Form 8-K on January 30, 2003, amended by a Current Report on Form 8-K/A filed on January 31, 2003, and furnished a Current Report on Form 8-K on January 31, 2003 (the "Current Reports"), each of which included financial information. In anticipation of the filing of one or more registration statements under the Securities Act of 1933, including a registration statement relating to the resale of the Company's Zero Coupon Senior Exchangeable Notes Due 2023, that will incorporate the Current Reports by reference, the Company is filing this Current Report on Form 8-K solely for the purpose of conforming certain information included in the Current Reports to the requirements of the Regulations.

      The Company presented its cash flow derived from operating activities for all quarterly and annual periods presented in the Current Reports. The components of cash flow derived from operating activities are computed using amounts determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Cash flow derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates.

      As part of this Current Report on Form 8-K, we are providing the reconciliation below, for all quarterly and annual periods presented in the Current Reports, of cash flow derived from operating activities, which is a "non-GAAP" financial measure under Regulation G, to net cash provided by operating activities from our consolidated statements of cash flows, which is the most comparable GAAP financial measure.

      The Company included its cash flow derived from operating activities in the Current Reports because management evaluates the performance of its business units based on several criteria, including cash flow derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing performance of our business units.

                                                                                               2001
                                                                -----------------------------------------------------------------
                                                                    1Q            2Q            3Q            4Q        FULL YEAR
                                                                ---------     ---------     ---------     ---------     ---------
(IN THOUSANDS)
Net cash provided by operating activities from our
   consolidated statements of cash flows                        $  61,954     $ 179,003     $ 268,254     $ 185,874     $ 695,085

Interest expense                                                   12,464        14,513        15,395        18,350        60,722
Interest income                                                   (13,260)      (15,676)      (13,636)      (11,401)      (53,973)
Other income, net                                                  (9,268)       (3,056)       (5,400)      (10,926)      (28,650)
Current income tax expense                                         14,935        11,388        27,503        29,892        83,718
Deferred financing costs amortization                                (179)         (251)       (1,180)       (4,729)       (6,339)
Discount amortization on long-term debt                            (6,343)       (8,444)       (8,496)       (8,549)      (31,832)
Amortization of loss on cash flow hedges                               --            --            --            --            --
Gains (losses) on long-term assets, net                             4,427           561         4,816           442        10,246
Gains (losses) on marketable securities                             3,862         3,353           904        (8,593)         (474)
Loss on derivative instruments                                         --            --            --            --            --
Sales of marketable securities, trading                                --            --            --            --            --
Foreign currency transaction gains (losses)                           482          (185)          350          (228)          419
Gain (loss) on early extinguishment of debt                            --            --            --        15,330        15,330
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                                 8,038         4,904          (136)        3,027        15,833
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                           90,647        25,522       (68,476)      (82,171)      (34,478)
                                                                ---------     ---------     ---------     ---------     ---------
Cash flow derived from operating activities                     $ 167,759     $ 211,632     $ 219,898     $ 126,318     $ 725,607
                                                                =========     =========     =========     =========     =========

                                                                                             2002
                                                                --------------------------------------------------------------
                                                                   1Q            2Q           3Q           4Q        FULL YEAR
                                                                ---------     --------     --------     --------     ---------
(IN THOUSANDS)
Net cash provided by operating activities from our
   consolidated statements of cash flows                        $ 103,363     $ 91,322     $ 91,004     $ 86,756     $ 372,445

Interest expense                                                   14,615       14,418       17,772       20,263        67,068
Interest income                                                    (9,251)      (8,142)      (8,145)      (8,548)      (34,086)
Other income, net                                                    (497)      (2,649)         994       (1,556)       (3,708)
Current income tax expense                                          4,443        2,514        1,774        1,454        10,185
Deferred financing costs amortization                              (1,098)      (1,098)      (1,598)      (1,328)       (5,122)
Discount amortization on long-term debt                            (7,597)      (7,673)      (7,661)      (7,859)      (30,790)
Amortization of loss on cash flow hedges                               --           --           --          (50)          (50)
Gains (losses) on long-term assets, net                              (106)        (722)        (298)       5,696         4,570
Gains (losses) on marketable securities                             2,474          476         (564)         491         2,877
Loss on derivative instruments                                         --           --           --       (1,983)       (1,983)
Sales of marketable securities, trading                                --           --           --           --            --
Foreign currency transaction gains (losses)                          (217)       2,524         (368)      (1,453)          486
Gain (loss) on early extinguishment of debt                          (202)          --           --           --          (202)
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                                 3,439       (1,315)         (58)       2,834         4,900
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                           (4,628)      (4,151)      (8,632)      (3,766)      (21,177)
                                                                ---------     --------     --------     --------     ---------
Cash flow derived from operating activities                     $ 104,738     $ 85,504     $ 84,220     $ 90,951     $ 365,413
                                                                =========     ========     ========     ========     =========

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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NABORS INDUSTRIES LTD.


Date: August 8, 2003                 By:   /s/ Bruce P. Koch
                                           --------------------------------
                                           Bruce P. Koch
                                           Vice President and
                                           Chief Financial Officer